UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)(Zip code)

Robert Cuculich

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

The N-CSR filed on June 5, 2015, is being amended because the balance sheet of the Statement of Assets and Liabilities is out of balance with the net assets of the Fund by $215.  The $215 was added to “other accrued expenses” to balance the Fund’s net assets.

Item 1.  Reports to Stockholders.

Nysa Fund

A SERIES OF NYSA SERIES TRUST

(NYSAX)

ANNUAL REPORT

MARCH 31, 2015

This report is provided for the general information of the shareholders of the Nysa Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NYSA FUND

SHAREHOLDER LETTER

MARCH 31, 2015 (UNAUDITED)

Dear Shareholder,

The fiscal year ending March 31, 2015 saw the United States market march on. The climb out of the global recession has been slow and steady. I believe it will continue, but it is not a straight line-up and a long-term perspective is needed for shareholders.

Market Overview

Europe, Asia, and the Pacific Rim continue to emerge from their recessions. Some countries in these regions have employed a monetary stimulus approach, and some have been successful in reducing deficit spending. The 10-year German bund, in mid-April 2015, is yielding 1/10th of 1%, some foreign interest rates are negative and oil prices remain low.

Fund Performance

The NYSA Fund seeks long-term capital growth. Many of the companies in the Fund’s portfolio have disruptive technologies. These portfolio holdings pose a substantial risk of volatility, which affects the Fund’s net asset value on a daily basis. During the 2015 fiscal year, the Fund significantly underperformed its benchmark.  The Fund returned a negative 36.43% while the S&P 500 returned 12.73%.

Dendreon Corporation, a biotechnology company that entered bankruptcy proceedings during the reporting period,  was a major contributor to the Fund’s poor performance, Share prices of FuelCell Energy, Solazyme, and Orig, portfolio holdings in the energy sector, have suffered recently because of the drop in oil prices. We believe that it is essential to take a long-term outlook on global energy policy. These companies have weathered both an economic downturn and very volatile market conditions. We believe that, although these stocks have been punished, their technologies have a place in the global energy picture.

We believe that Ligand, the Fund’s number one portfolio holding continues to show promise. Ligand, a company in the pharmaceutical industry, has the Captisol technology, a modified cyclodextrin, which improves solubility, stability, bioavailability and dosing; “not all cyclodextrins are created equally”. Ligand also has both SERMS and SARMS. Ligand recently licensed VK-5211, a SARM selective androgen receptor modulator, which could improve leady body mass, muscle strength, bond strength, and physical performance. We recognize that Ligand’s share price has been very volatile. During the reporting period, Ligand reached a low of $41.99 on October 9, 2014, and climbed to $80.42 on February 14, 2014. Subsequent to the end of the reporting period, on April 28th, 2015, the stock reached an all-time high of $90.48. The company owns over 100 compounds, many of which are not well-known.

Outlook

The world economies continue to march towards long-term growth. We believe that some of the largest holdings in the Fund, such as Ligand, Freeport-McMoran, Solazyme, Popeyes, and YRCW, offer the potential for substantial growth. However, past performance does not guarantee future investment results. We remain concerned about the widening income and wealth gap in the U.S.  Until issues, such as these, are completely addressed by government officials I believe world economies will continue to experience a slow and steady climb out of the global recession.

Sincerely,

Robert Cuculich, Portfolio Manager

NYSA FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Average Annual Total Returns

(For the period ending March 31, 2015)

Nysa Fund

Comparison of the Change in Value of a $10,000 Investment in the Nysa Fund and the Standard & Poor's 500 Index

Nysa Fund ($5,959)
S&P 500 Index ($21,610)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR
Nysa Fund (1)	-36.43%	-9.01%	-4.81%
S&P 500 Index (2)	12.73%	14.47%	8.01%

Initial public offering of shares was May 12, 1997.

(1)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2005, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750).  Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%).  The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005.  During the period from inception through March 31, 2005, the maximum sales charge was 4.75%.  If returns for fiscal years ending March 31, 2001, March 31, 2002, March 31, 2003, March 31, 2004, and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during those fiscal years, returns would have been lower.  During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge.  If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns would have been higher.  The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007.

(2) The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Past performance is not predictive of future performance.

NYSA FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

The following chart illustrates the allocation of the Fund’s portfolio among various industry sectors as of March 31, 2015.  The allocations are based on the total market value of the Fund’s portfolio investments, and are calculated as a percentage of total investments.

Biological Products (No Diagnostic Substances)
1.36%
Bituminous Coal & Lignite Mining
0.49%
Deep Sea Foreign Transportation of Freight
7.06%
Drilling Oil & Gas Wells
1.28%
Electric Services
7.67%
Industrial Organic Chemicals
3.48%
Metal Mining
5.99%
Miscellaneous Electrical Machinery, Equipment & Supplies
1.22%
Miscellaneous Plastic Products
0.00%
Motor Vehicles & Passenger Car Bodies
2.75%
Patent Owners & Lessors
1.52%
Pharmaceutical Preparations
26.30%
Petroleum Refining
1.01%
Printed Circuit Boards
3.70%
Raceway Operations
2.43%
Retail Eatery
5.82%
Surgical & Medical Instruments
19.49%
Surety Insurance
2.26%
Transportation Services
4.37%
Municipal Bonds
1.46%
Short Term Investments
0.35%

NYSA FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

Shares		Value

COMMON STOCKS - 99.09%

Biological Products (No Diagnostic Substances) - 1.37%
1,000	Celldex Therapeutics, Inc. *	$ 27,870

Bituminous Coal & Lignite Mining - 0.49%
10,000	Arch Coal, Inc. *	9,999

Deep Sea Foreign Transportation of Freight - 7.12%
10,000	Box Ships, Inc. *	8,870
75,000	DryShips, Inc. (Greece) *	57,000
15,000	Golden Ocean Group Ltd. (Bermuda) *	75,000
1,000	Navios Maritime Holdings, Inc. (Greece)	4,180
		145,050
Drilling Oil & Gas Wells - 1.29%
4,000	Ocean Rig UDW, Inc. (Cyprus)	26,360

Electric Services - 7.74%
3,474,380	McKenzie Bay International Ltd. *	157,737

Industrial Organic Chemicals - 3.51%
25,000	Solazyme, Inc. *	71,500

Metal Mining - 6.05%
6,500	Freeport-McMoRan Copper & Gold, Inc.	123,175

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.23%
20,000	Fuelcell Energy, Inc. *	25,000

Miscellaneous Plastic Products - 0.00%
12	Lightwave Logic, Inc. *	11

Motor Vehicles & Passenger Car Bodies - 2.78%
300	Tesla Motors, Inc. *	56,631

Patent Owners & Lessors - 1.53%
236,500	Itus Corp. *	31,242

Pharmaceutical Preparations - 26.54%
20,000	Dendreon Corp. *	780
7,000	Ligand Pharmacy, Inc., Class B *	539,770
		540,550

Above percentages are calculated as a percentage of net assets.

* Non-income producing during the period.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2015

Shares		Value

Petroleum Refining - 1.02%
100	Chevron Corp.	$ 10,498
20,000	Magellan Petroleum Corp. *	10,200
		20,698
Printed Circuit Boards - 3.73%
6,000	Flextronics International Ltd. (Singapore) *	76,050

Raceway Operations - 2.46%
25,000	Central New York Raceway Park, Inc. + *	50,000

Retail Eatery - 5.87%
2,000	Popeyes Louisiana Kitchen, Inc. *	119,640

Surgical & Medical Instruments - 19.67%
84,332	Transluminal Technologies LLC + *	400,577

Surety Insurance - 2.28%
5,000	MBIA, Inc. *	46,500

Transportation Services - 4.41%
5,000	YRC Worldwide, Inc. *	89,800

TOTAL FOR COMMON STOCKS (Cost $2,135,367) - 99.09%		2,018,390

MUNICIPAL BOND - 1.47%
50,000	Puerto Rico Highway & Transportation Authority Series H 5.00%, 07/01/35	30,006
TOTAL FOR MUNICIPAL BOND - (Cost $26,100) - 1.47%		30,006

SHORT TERM INVESTMENT - 0.35%
7,202	Huntington Treasury Money Market IV 0.01% **	7,202
TOTAL FOR SHORT TERM INVESTMENT - (Cost $7,202) - 0.35%		7,202

TOTAL INVESTMENTS (Cost $2,168,669) - 100.91%		2,055,598

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.91)%		(18,597)

NET ASSETS - 100.00%		$ 2,037,001

Above percentages are calculated as a percentage of net assets.

+ Restricted Security - See Note 6.

* Non-income producing during the period.

** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2015.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

Assets:
Investments in Securities, at Value (Cost $2,168,669)	$ 2,055,598
Receivables:
Interest and Dividends	417
Total Assets	2,056,015
Liabilities:
Payables:
Adviser Fees	6,017
Trustee Fees	1,312
Other Accrued Expenses	11,685
Total Liabilities	19,014
Net Assets	$ 2,037,001

Net Assets Consist of:
Paid In Capital	$ 3,982,616
Accumulated Undistributed Realized Loss on Investments	(1,832,544)
Unrealized Depreciation in Value of Investments	(113,071)
Net Assets, for 413,909 Shares Outstanding	$ 2,037,001

Net Asset Value and Redemption Price Per Share	$ 4.92

Maximum Offering Price Per Share ($4.92/97.5%)	$ 5.05

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENT OF OPERATIONS

       FOR THE YEAR ENDED MARCH 31, 2015

Investment Income:
Dividends	$ 18,126
Interest	395
Total Investment Income	18,521

Expenses:
Advisory Fees	24,978
Transfer Agent Fees	17,171
Audit Fees	15,145
Legal Fees	49,347
Service Fees	6,244
Miscellaneous Fees	4,104
Compliance Fees	2,993
Custodial Fees	3,662
Trustee Fees	4,296
NSCC Fees	3,966
Printing and Mailing	919
Total Expenses	132,825
Advisory Fees Waived	(18,734)
Net Expenses	114,091

Net Investment Loss	(95,570)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(511,690)
Net Change in Unrealized Depreciation on Investments	(565,148)
Realized and Unrealized Loss on Investments	(1,076,838)

Net Decrease in Net Assets Resulting from Operations	$ (1,172,408)

The accompanying notes are an integral part of these financial statements.

NYSA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2015	3/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (95,570)	$ (135,458)
Net Realized Gain (Loss) on Investments	(511,690)	110,667
Unrealized Appreciation (Depreciation) on Investments	(565,148)	578,760
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,172,408)	553,969

Capital Share Transactions	290,440	194,873

Total Increase (Decrease) in Net Assets	(881,968)	748,842

Net Assets:
Beginning of Period	2,918,969	2,170,127

End of Period (including undistributed net investment of $0 and $0, respectively)
	$ 2,037,001	$ 2,918,969

The accompanying notes are an integral part of these financial statements.

NYSA FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Years Ended
	3/31/2015	3/31/2014	3/31/2013	3/31/2012	3/31/2011

Net Asset Value, at Beginning of Period	$ 7.74	$ 6.24	$ 6.90	$ 7.80	$ 7.89

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.23)	(0.36)	(0.19)	(0.15)	(0.22)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.59)	1.86	(0.47)	(0.75)	0.13
Total Income (Loss) from Investment Operations	(2.82)	1.50	(0.66)	(0.90)	(0.09)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 4.92	$ 7.74	$ 6.24	$ 6.90	$ 7.80

Total Return **	(36.43)%	24.04%	(9.57)%	(11.54)%	(1.14)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,037	$ 2,919	$ 2,170	$ 2,337	$ 2,939
Before Waiver
Ratio of Expenses to Average Net Assets	5.32%	6.16%	5.07%	4.29%	4.43%
After Waiver
Ratio of Expenses to Average Net Assets	4.57%	5.41%	4.94%	4.08%	4.23%
Ratio of Net Investment Loss to Average Net Assets	(3.83)%	(4.85)%	(2.99)%	(2.10)%	(2.90)%
Portfolio Turnover	46%	128%	194%	184%	169%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2015

1.   SIGNIFICANT ACCOUNTING POLICIES

Nysa Fund (“Fund”) is a non-diversified series of Nysa Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (“Adviser”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997. The Fund’s investment objective is to provide long-term capital growth.

The following is a summary of the Fund's significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”):

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders – Dividends to shareholders from net investment income or capital gains, if any, are paid annually as required to comply with federal excise tax requirements.  Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates.

Subsequent Events – Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Federal Income Taxes – The Fund’s policy is to continue to comply with requirements of the Internal Revenue Code that are applicable to regulated investment companies, and distribute all the Fund’s taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains if any, so that the Fund will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014) or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. federal and where the Fund makes significant investments.  Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

2.   SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted policies and procedures for valuing securities, including the valuation of portfolio securities in circumstances in which market quotations are not readily available, and has delegated the responsibility for determining fair value prices to the Valuation Committee, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated (1) at the last quoted sales price (with securities traded on the NASDAQ NMS and Small Cap Markets valued at the NASDAQ Official Closing Price) or, in the absence of a sale, (2) at the last bid. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short Term Investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

Restricted Securities – Restricted or illiquid securities are securities for which market quotations are not readily available.   The Board of Trustees (“Board”) has adopted Portfolio Securities Valuation Procedures that, among other things, provide guidelines for the valuation of portfolio securities for which market quotations are not readily available (“Valuation Procedures”). The Valuation Procedures delegate the responsibility for determining the fair value of securities for which market quotations are not readily available to a Valuation Committee, subject to review and oversight by the Board of Trustees (“Board”).  Under circumstances where the Adviser determines that the market quotation or the price provided by a pricing service does not accurately reflect the current market value, such securities are also valued as determined in good faith by the Valuation Committee, subject to review and oversight by Board of Trustees.  Restricted securities are categorized in level 3 of the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2015:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3 +	Fair Value

Common Stocks	$ 1,567,813	$ -	$ 450,577	$ 2,018,390
Municipal Bond	-	30,006	-	30,006
Short-Term Investments:
Huntington Money Market Fund IV	7,202	-	-	7,202
	$ 1,575,015	$ 30,006	$ 450,577	$ 2,055,598

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

The following table sets forth a summary of the changes in the fair value of the Fund’s level 3 investments for the year ended March 31, 2015:

Investments
Balance Beginning at April 1, 2014	$ 400,577
Net Realized Gain/(Loss) on Sale of Investments	(-)
Net Purchases and Sales	50,000
Balance End at March 31, 2015	$ 450,577

See the Fund’s schedule of investments for details on investments and levels.

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, or Level 3 at the end of the reporting period.

3.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $1,325,100 and $1,128,094, respectively, for the year ended March 31, 2015.

4.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. For the year ended March 31, 2015, Advisory Fees were $24,978 of which, $18,734 was voluntarily waived by the Adviser. At March 31, 2015, the Fund owed the Adviser $4,862.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment advisor.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Adviser, were $4,896, for the year ended March 31, 2015.  The Fund has adopted policies and procedures which, subject to compliance with Rule 17e-1 under the Investment Company Act of 1940, permits the Fund to execute portfolio transactions to Pinnacle Investments, Inc.

Implementation of a Service Fee Plan - The Fund has adopted a Service Fee Plan, pursuant to which the Fund is permitted to incur expenses of up to 0.25% per year of the Fund’s average daily net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse Pinnacle Investments, LLC, the Underwriter, for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2015, $6,244

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

was earned by the Underwriter for reimbursement of expenses in connection with shareholder accounts.  At March 31, 2015, $215 in Service Fees was outstanding.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities shares of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2015, First Clearing LLC, for the benefit of others, in aggregate owned approximately 91.48% shares of the Fund.

6.   OTHER INVESTMENTS

Restricted Securities – The Fund purchased 84,332 units of Transluminal Technologies, LLC in an offering exempt from registration under the Securities Act of 1933, as amended.  As such, the units are subject to restrictions such as transferability.  Also, no market quotations are available for the purpose of valuing this portfolio holding.  As of March 31, 2015, the Board valued the units of Transluminal Technologies, LLC at $4.75 per unit, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Transluminal Technologies, LLC.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

The Fund also purchased a security from Central New York Raceway Park, Inc. in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, originally in the amount of $50,000.  As such, the units are subject to restrictions such as transferability.  Also, no market quotations are available for the purpose of valuing this portfolio holding.  As of March 31, 2015, the Board valued the units of Central New York Raceway Park, Inc. at $2.00 per unit, having taken into consideration certain pertinent factors, including the results of operations and any recent offerings of Central New York Raceway Park, Inc.  Because there are no market quotations for this security, it is possible that the valuation assigned by the Board may differ significantly from the amount that might be ultimately realized in near term and the difference could be material.

7.   INCOME TAXES

The Fund’s tax basis capital gains and losses and undistributable ordinary income are determined only at the end of each fiscal year. For tax purposes, as of March 31, 2015, the following represents that tax basis capital gains and losses and undistributed ordinary income:

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

Undistributed ordinary income

         $               -

Capital loss carry forwards expiring:

3/31/2018

         $    574,625

               No Expiration Short Term                      257,864

               No Expiration Long Term                   1,000,055

         $ 1,832,544

The Fund is a regulated investment company (as defined in internal revenue code section 851) and is subject to special rules under IRC section 1212 regarding capital loss carry backs and carryovers. These rules prohibit the corporation from carrying back capital losses to any year in which it was a regulated investment company, while allowing capital loss carryovers to eight taxable years (not the usual three) succeeding the loss year. For taxable years beginning after December 22, 2010, regulated investment companies are permitted unlimited carry forwards of net capital losses. Such losses retain their character as either short- or long-term capital losses.

Net capital losses that occurred before December 23, 2010, continue to be treated as short term, and expire according to their original schedule. Such losses are not available to offset capital gains until all net capital losses occurring after December 22, 2010, have been utilized. As a result, some net capital loss carryovers that originated prior to December 23, 2010 may expire.

Reclassifications: The Fund recorded a permanent book tax difference in its capital account of reclassifying net investment loss to paid-in-capital at March 31, 2015.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  At March 31, 2015 the net investment loss of $95,570 was reclassed against paid-in-capital.

As of March 31, 2015, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$     630,726

Gross unrealized depreciation on investment securities

     (743,797)

Net unrealized depreciation on investment securities

$   (113,071)

Cost of investment securities

$  2,168,669

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

NYSA FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2015

8.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $3,982,616, as of March 31, 2015.  Transactions in capital for the year ended March 31, 2015 and the year ended March 31, 2014 were as follows:

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	80,691	$ 553,159	213,885	$ 1,550,358
Shares redeemed	(43,870)	(262,719)	(184,838)	(1,355,485)
Net increase	36,821	$ 290,440	29,047	$ 194,873

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Nysa Fund

We have audited the accompanying statement of assets and liabilities of Nysa Fund (a series of Nysa Series Trust) (the “Fund”), including the schedule of investments, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nysa Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 27, 2015

NYSA FUND

EXPENSE ILLUSTRATION

MARCH 31, 2015 (UNAUDITED)

Expense Example

 As a shareholder of the Nysa Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2014	March 31, 2015	October 1, 2014 to March 31, 2015

Actual	$1,000.00	$800.00	$32.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$989.08	$35.66

* Expenses are equal to the Fund's annualized expense ratio of 7.19%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES & OFFICERS

MARCH 31, 2015 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Lawton Williamson 507 Plum St. Syracuse, NY 13204 Age: 58	Trustee	Since March 2013	1	Director, Community Employment, Onondaga Community Living, Inc. from 2000 – Present.
Mark E. Wadach 507 Plum St. Syracuse, NY 13204 Age: 64	Trustee	Since February 1997	1	Sales Representative/Consultant for Upstate Utilities Inc. from 2007 – Present.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Robert Cuculich 507 Plum St. Syracuse, NY Age: 59	President	Since June 2013	1	President of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2008.
Benjamin Quilty 507 Plum St. Syracuse, NY Age: 33	Vice President &Treasurer CCO	Since June 2013 Since December 2014	1	CCO of Pinnacle Advisors LLC since June 2013; Registered Representative with Pinnacle Investments, LLC since 2010.
Cortland Schroder 100 Limestone Plaza, Fayetteville, NY Age: 50	Secretary	Since September 2014	1	Chief Marketing Officer of Pinnacle Holdings Co. since March 2014; Self-employed as a Career Counselor since 2013; Associate Director of Employer Relations at Colgate University

Joseph Masella 100 Limestone Plaza, Fayetteville, NY Age: 65	Trustee *	Since February 1997	1	Chief Executive Officer, Pinnacle Capital Management, LLC, October 2011 – present; Various Officer Positions & Director, Unity Mutual Life Insurance Company, August 1978 – June 2011.

* Mr. Masella served as an Independent Trustee from 1997 – 2011.

**Cortland Schroder replaced Susan O’Conner as Secretary of the Trust, effective as of September 19, 2014.

NYSA FUND

ADDITIONAL INFORMATION

MARCH 31, 2015 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund historically voted proxies for portfolio securities can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal - Nysa Series Trust (Trust) has entered into an Investment Advisory Agreement (Agreement) with Pinnacle Advisors LLC (Adviser), pursuant to which the Adviser provides investment advisory services to Nysa Fund (Fund). Each year, the Board of Trustees (Board), including a majority of the Independent Trustees, is required to determine whether to renew the Agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board considered the renewal of the Agreement at a meeting held in person for that purpose on March 30, 2015.  All members of the Board, including the Independent Trustees, were present.  Following its review of the information provided by the Adviser, the Board, including a majority of the Independent Trustees, discussed a variety of factors relevant for the purpose, and determined that it was in the best interests of the Fund and its shareholders to renew the Agreement.

The Adviser provided information to the Board relating to the following factors:  (i) the nature, quality and extent of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the fees and expenses of the Fund; (iv) whether economies of scale could be realized as the Fund grows; (v) other benefits to the Adviser and its affiliates from their relationship with the Fund.  The Board was aware that there may be alternatives to retaining the Adviser. A summary of the information considered by the Board and a summary of the Board’s conclusions are set forth below.

NYSA FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2015 (UNAUDITED)

Nature, Quality and Extent of the Services.  The Board considered information about the nature, quality and extent of the services provided to the Fund.  The Adviser’s duties include providing the Fund with the services of the portfolio manager and providing certain administrative services to the Fund.  The Fund’s principal underwriter (“Distributor”), an affiliate of the Adviser, provides the Fund with office space and access to trading platforms.

Investment Performance of the Fund. The Board considered information about the performance of the Fund during the calendar year ended December 31, 2014.  It was noted that the Fund’s returns were negative during that period, and that the Fund’s performance (-45%) was well below that of the Standard & Poor’s 500 Index (13.69%).

Fees and Expenses of the Fund; Economies of Scale. The Board considered information about the fees and expenses of the Fund during the most recent 12 month period. It was noted that expenses as a percentage of assets remain relatively high compared to most other mutual funds. The Board acknowledged that it would be necessary to increase the assets of the Fund in order to reduce the Fund’s expense ratio. The Board considered the fact that the Adviser had waived all or a portion of its advisory fee during the 2015 fiscal year, and that the Adviser is willing to continue to waive its advisory fee during the 2016 fiscal year. It was also noted that the Investment Advisory Agreement provides for breakpoints in the advisory fee, which could be beneficial to shareholders resulting from economies of scale as assets of the Fund grow.

Other Benefits to the Adviser and Affiliates of the Adviser. It was noted that the Fund is the only client to whom the Adviser provides investment advisory services and that the contractual relationship between the Adviser and the Fund is not currently profitable to the Adviser. It was also noted that, subject to the Adviser’s duty to seek best execution and subject to compliance with policies and procedures established by the Fund to comply with Rule 17e-1, the Adviser places portfolio transactions with the Distributor, an affiliate of the Adviser, and that the revenues derived from these portfolio transactions provide an economic benefit to the Distributor.

Conclusions. While the Board considered the factors described above, it did not specifically consider information relating to the costs incurred by the Adviser in providing services under the Agreement. The Board did not rely on industry comparisons for purposes of evaluating the fees to be paid (i.e. in the absence of the Adviser’s commitment to waive advisory fees) and the services to be provided under the Agreement.  However, the Board relied on summaries of industry comparisons for purposes of evaluating the performance of the Fund and expenses incurred by the Fund.  While the Board acknowledged that there may be alternatives to retaining the services of the Adviser, it also acknowledged that such alternatives would likely be limited, especially in view of the fact that the Adviser has agreed to waive all or a portion of its advisory fee for a specified period of time in an effort to reduce Fund expenses. While the Board considered the various factors described above, no single factor was determinative.

Nysa Fund

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2015                       $ 12,200

            FY 2014                       $ 12,200

(b)        Audit-Related Fees

                                                Registrant

            FY 2015                       $ 0

            FY 2014                       $ 0

(c)        Tax Fees

            FY 2015                       $ 2,000

            FY 2014                       $ 2,200

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date October 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Robert Cuculich

*Robert Cuculich

Chief Executive Officer

Date October 16, 2015

By /s/Benjamin R. Quilty

*Benjamin R. Quilty

Chief Financial Officer

Date October 16, 2015

* Print the name and title of each signing officer under his or her signature.